UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Caribou Coffee Company, Inc.
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3900 Lakebreeze Avenue North
Brooklyn Center, Minnesota 55429

March 29, 2011

Dear Shareholders:

You are cordially invited to attend the Caribou Coffee Company, Inc. Annual Meeting of Shareholders on Thursday, May 12, 2011 at 10 a.m. (Central Time). The meeting will be held at the Hotel Ivy, 201 South Eleventh Street, Minneapolis, Minnesota.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting of Shareholders and proxy statement. At the meeting, we will also report on the Caribou Coffee Company, Inc. operations and respond to any questions you may have.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareowners over the Internet. We believe that this e-proxy process expedites shareowners’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. On April 1, 2011, we will begin mailing to certain shareowners a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 proxy statement and annual report and vote online. All other shareowners will receive the proxy statement and annual report by mail.

Very truly yours,

Michael Tattersfield
Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote your proxy by telephone, the Internet or by mail in order to ensure the presence of a quorum. If you attend the meeting, you can revoke your proxy and vote your shares in person. If you hold your shares through a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.

CARIBOU COFFEE COMPANY, INC.
3900 Lakebreeze Avenue North
Brooklyn Center, Minnesota 55429
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
May 12, 2011

The Annual Meeting of Shareholders of Caribou Coffee Company, Inc. will be held at the Hotel Ivy, 201 South Eleventh Street, Minneapolis, Minnesota, on Thursday, May 12, 2011, at 10 a.m. (Central Time), or any adjournment or postponement thereof, for the following purposes:

1. To elect nine directors nominated by the Board of Directors to serve until the 2012 Annual Meeting of Shareholders.

2. To approve an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock available for awards thereunder by 1,000,000 shares.

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2012.

4. To consider any other business to properly come before the meeting.

Only shareholders of record at the close of business on March 17, 2011 will be entitled to notice of, and to vote, at the Annual Meeting of Shareholders and any adjournments or postponements of the meeting.

Our proxy statement is attached to this Notice of Annual Meeting of Shareholders. Financial and other information concerning us is contained in the Caribou Coffee Company Annual Report to Shareholders for the fiscal year ended January 2, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2011: The Caribou Coffee Company proxy statement for the 2011 Annual Meeting of Shareholders and the 2010 Annual Report to Shareholders are available at www.proxyvote.com/ .

By Order of the Board of Directors,

Dan E. Lee
Secretary

Brooklyn Center, Minnesota
March 29, 2011

CARIBOU COFFEE COMPANY, INC.
3900 Lakebreeze Avenue North
Brooklyn Center, Minnesota 55429
PROXY STATEMENT
for the
2011 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished by and on behalf of the Board of Directors (the “Board”) of Caribou Coffee Company, Inc., a Minnesota corporation (“we,” “us,” “our,” “Caribou” or the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 10 a.m. (Central Time) on Thursday, May 12, 2011, at the Hotel Ivy, 201 South Eleventh Street, Minneapolis, Minnesota, and at any adjournment or postponement thereof. The Company will take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy material over the internet. On April 1, 2011, we will begin mailing to certain shareowners of record on March 17, 2011 a notice of internet availability of proxy materials containing instructions on how to access our 2011 proxy statement and annual report and vote online. All other shareowners of record on March 17, 2011 will receive the proxy statement and annual report by mail.

We will bear the expense of preparing, printing and mailing this proxy statement and the proxies we are soliciting. Proxies will be solicited by mail and may also be solicited by directors, officers and other Caribou employees, without additional remuneration, in person or by telephone or facsimile transmission. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the enclosed proxy card will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge Financial Solutions, Inc., the inspector of elections for the Annual Meeting.

ABOUT THE MEETING

What am I voting on?

You will be voting on the following: (1) to elect nine directors nominated by the board, (2) approval of an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan to increase the number of shares issuable for awards thereunder by 1,000,000 shares, (3) to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm and (4) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof. No cumulative rights are authorized, and dissenter’s rights are not applicable to the matters being voted upon.

Who is entitled to vote?

You may vote if you owned our common stock as of the close of business on March 17, 2011, the record date. Each share of common stock is entitled to one vote. As of the record date, we had 20,453,718 shares of common stock outstanding.

How do I vote if I do not plan to attend the meeting?

Whether or not you plan to attend the Annual Meeting, you can arrange for your shares to be voted at the meeting. There are three ways to vote your proxy:

1. VOTE BY PHONE — TOLL FREE — 1-800-560-1965

2. VOTE BY INTERNET — http://www.proxyvote.com

3. VOTE BY MAIL — Mark, sign and return the enclosed proxy card.

If your shares are held in the name of your broker, bank or another nominee, you should follow the instructions provided by your broker, bank or other nominee to vote your shares.

Can I vote at the meeting?

You may vote your shares at the meeting if you attend in person and the shares are registered in your name. If your shares are held in “street name” by your broker, bank or another nominee, you may not vote your shares in person at the meeting unless you obtain a signed proxy from your broker, bank or another nominee. Even if you plan to attend the meeting, we encourage you to vote your shares by completing, signing and returning the enclosed proxy card or voting by phone or the Internet.

Can I change my vote after I return my proxy card or vote by phone or the Internet?

If you are a shareholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) voting again over the Internet or by phone at least 24 hours prior to the Annual Meeting, (ii) executing and delivering a later dated proxy card to the Secretary of the Company prior to the Annual Meeting, (iii) delivering written notice of revocation of the proxy to the Secretary of the Company prior to the Annual Meeting or (iv) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers, banks or other nominees. Please vote all of these shares. We recommend that you contact the record holder of your shares to consolidate as many accounts as possible under the same name and address.

How can I attend the meeting?

The Annual Meeting is open to all holders of our common stock as of the record date. To attend the meeting, you will need to bring evidence of your stock ownership. If your shares are registered in your name, your admission card is included with this proxy statement. You will need to bring the admission card together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification. Registration and seating will begin at 9:45 a.m. Camera, recording devices and other similar electronic devices will not be permitted at the meeting.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer shareholders’ questions of general interest at the end of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting in person, if you properly return the enclosed proxy card or if you grant a proxy to vote by the internet or phone. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of March 17, 2011, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How may I vote for the nominees for election to director, and how many votes must the nominee receive to be elected?

With respect to the election of directors, you may:

•	vote FOR the election of the nine nominees for director;

•	vote FOR the election of the nine nominees for director, except as marked; or

•	vote WITHHELD for all nine nominees for director.

The nine nominees that receive the greatest number of votes “For” will be elected as directors. This is called a plurality. Abstentions and broker non-votes are neither counted for or against in a plurality.

How many votes are needed to approve the amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan?

Approval of the amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan requires that at least a majority of outstanding shares of common stock cast a vote on the proposal and that a majority of the votes cast are in favor of its approval. Abstentions will be considered shares entitled to vote in the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal.

How many votes are needed to ratify the selection of the independent registered public accounting firm?

The ratification of the selection of the independent registered public accounting firm must receive a “For” vote from a majority of the voting power of the shares present and entitled to vote on the election of directors at a meeting with a quorum is present. Abstentions will be considered shares entitled to vote in the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal.

What if I sign and return my proxy card but do not provide voting instructions or vote by phone or the Internet?

If the enclosed proxy card is signed and returned (and not revoked) prior to the Annual Meeting, but does not provide voting instructions, the shares of common stock represented thereby will be voted: (1) “For” the election of the nine director candidates nominated by the Board, (2) “For” the approval of the amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan, (3) “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2012 (“fiscal 2011”), and (4) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Will my shares be voted if I do not sign and return my proxy card, vote over the Internet, vote by phone or vote in person at the Annual Meeting?

If you are a registered shareholder, meaning that your shares are registered in your name, and you do not vote by the Internet or the phone, by signing and returning your proxy card or by voting in person at the Annual Meeting, then your shares will not be voted and will not count in deciding the matters presented for consideration in this proxy statement.

If your shares are held in “street name” through a broker, bank or other nominee and you do not provide voting instructions, your broker, bank or other nominee may vote your shares on your behalf under certain circumstances.

On certain “routine” matters, such as the ratification of the selection of the independent registered public accounting firm, brokerage firms may vote their customers’ shares if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the Annual Meeting and in determining the number of shares voted “For” or “Against” the routine matter.

On “non-routine” matters, such as the election of directors and the approval of the Company’s 2005 Equity Incentive Plan, as amended, including the proposed amendment, if the brokerage firm has not received instructions from the shareholder, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes are only counted for establishing a quorum and will have no effect on the outcome of the vote.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting

Can my shares be voted on matters other than those described in this proxy statement?

Yes. We have not received proper notice of, and are not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

PROPOSAL 1 — ELECTION OF DIRECTORS

In accordance with our Amended and Restated Bylaws, the number of directors to constitute the Board shall be determined from time to time by resolution of the Board. The number of directors that constitute the Board is currently set at nine.

We maintain a standing Nominating and Corporate Governance Committee, which we refer to in this section as the Committee, comprised solely of independent directors who are responsible for identifying individuals qualified to become Board members and recommending director nominees to the Board. You may access the Committee’s charter on our website at www.cariboucoffee.com under the headings “Investors” and “Corporate Governance.”

Nominees for director are selected based on the following criteria: (i) integrity; (ii) outstanding achievement in their careers; (iii) broad experience; (iv) independence; (v) financial expertise; (vi) ability to make independent, analytical inquiries; (vii) understanding of the business environment; and (viii) willingness to devote adequate time to Board duties. The Board believes that each director should have, and expects the nominees to have, the capacity to obtain a basic understanding of: (i) our principal operational and financial objectives, plans and strategies; (ii) our results of operations and financial condition and of any significant subsidiaries or business segments; and (iii) our relative standing and our business segments in relation to our competitors. The Committee considers it essential that the Audit Committee have at least one member who qualifies as an “audit committee financial expert.” The Committee does not have an official diversity policy; however, the Committee seeks to nominate candidates who bring diverse experiences and perspectives to our Board. In evaluating candidates, the Committee’s practice is to consider, among other things, diverse business experiences and the candidate’s range of experiences with public companies. Evaluations of potential candidates generally involve a review of the candidate’s background and credentials by the Committee, interviews with members of the Committee, the Committee as a whole, or one or more other Board members, and discussions of the Committee and the Board. The Committee then recommends candidates to the full Board which, in turn, selects candidates to be nominated for election by the shareholders or to be elected by the Board to fill a vacancy.

Nominees for director are elected to serve for a term of one year and until their respective successors have been elected and qualified. Each director shall hold office until the next regular meeting of the shareholders after such director’s election and until a successor is elected and has qualified, or until the earlier death, resignation, removal or disqualification of the director.

The terms of the current nine directors, Messrs. Caffey, Coles, Doolin, Graves, Griffith, Ogburn, Sanford and Tattersfield and Ms. Palisi Chapin, expire upon the election and qualification of the directors to be elected at the Annual Meeting.

Unless otherwise directed, the persons named in the proxy intend to vote all proxies “For” the election of the nine nominees for director to the Board. The nominees have consented to serve as directors if elected. If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board. The Board has no reason to believe any of the nominees will be unable or will decline to serve as a director.

Set forth below is certain information furnished to us by the director nominees. The ages provided for each nominee are as of March 29, 2011. There are no family relationships among any of our directors or executive officers.

Nominees for Directors

Kip R. Caffey, age 55, has served as a director since October 2005. Mr. Caffey is the Co-Managing Partner of Cary Street Partners, LLC, an investment banking and wealth management firm, where he has been a partner since July 2004. From July 1999 to March 2004, Mr. Caffey was employed by SunTrust Robinson Humphrey and its predecessor firm, The Robinson-Humphrey Company, Inc., where he was Senior Managing Director and co-head of Investment Banking.

Expertise and Qualifications:  Among many qualifications, Mr. Caffey brings significant expertise in working with small and mid-cap companies as a result of nearly 30 years as an investment banker. In addition, he has general management expertise from running a complex investment banking and wealth management company. His experience includes matters relating to strategy, public markets, finance, accounting and general management.

Sarah Palisi Chapin, age 49, has served as a director since August 2007. Since March 2009 she has been the Chief Executive Officer of Hail Merry Snacks, a manufacturer and marketer of raw, vegan and gluten-free snacks. Ms. Palisi Chapin was a founding partner in The Chain Gang, a restaurant investment consultancy and advisory practice, from December 2004 to January 2009. From 1995 to 2003, Ms. Palisi Chapin was Chief Executive Officer of Enersyst Development Center, a research and development, intellectual property, food and technology incubator, and from 2002 to 2003 Ms. Palisi Chapin served as Chair. She currently serves on the board of directors of Hail Merry Snacks and PrimeSource Foodservice Equipment, a global restaurant equipment distribution company.

Expertise and Qualifications:  Among many qualifications, Ms. Palisi Chapin brings significant expertise as a result of many years in the restaurant industry with a wide variety of organizations such as Hail Merry Snacks, The Chain Gang, Prime Source Foodservice Equipment, Grand Metropolitan and PepsiCo, Inc. Her experience includes matters relating to strategy, franchising, supply chain, innovation, product development, commercial foodservice, international brand strategy and development, technology, marketing, manufacturing and customer relationship management. In addition, Ms. Palisi Chapin is influenced by her experience outside the restaurant industry with organizations such as Enersyst Development Center.

E. Stockton Croft IV, age 42, has been nominated as a new member of our board. Mr. Croft is an Executive Director and head of private equity in the United States for Arcapita Inc., an investment firm he joined in 2004. He currently serves on the boards of several of Arcapita’s privately-held portfolio companies, including as Chairman of The Tensar Corporation, a provider of engineered products and site solutions; Chairman of Varel International Energy Services, Inc., a manufacturer of drill bits and downhole completion products for the oil and gas industry; a director of Bijoux Holdings, LLC, a single-price, fashion retailer; a director of PODS Holding, Inc. a franchisor and operator of portable storage solutions; a director of 3PD, Inc., a provider of last mile delivery logistics services. He was formerly Chairman of the parent company of Cajun Operating Company Inc. dba Church’s Chicken, a quick-service franchised restaurant, and served on the boards of Loehmann’s Inc., a chain of branded, off-price apparel stores; Yakima Inc., a manufacturer of sport racks and accessories for cars; and Ampad LLC, a manufacturer of office products, prior to their respective sales. Prior to joining Arcapita, Mr. Croft was a co-founder and general partner with Argonne Capital Group, LLC, a private equity firm focused on the restaurant industry. Prior to Argonne Capital, he co-founded and served as President and CFO of BSC Enterprises LLC and related entities, a manufacturer of medical and paper-based products. He has also held positions with Donaldson, Lufkin & Jenrette Securities Corp., Bain & Company and National Service Industries.

Experience and Qualifications:  Among many qualifications, Mr. Croft brings significant experience from his leadership role in a wide range of private equity investments in different manufacturing and consumer-based industries, including restaurant and retail experience. His experience in advising and overseeing many of Arcapita’s U.S. portfolio companies gives him a wide perspective on matters including strategy, market positioning, supply chain, manufacturing, franchising and corporate finance.

Wallace B. Doolin, age 64, has served as a director since October 2005. Mr. Doolin is the founder and Chairman of Black Box Intelligence, a restaurant industry business intelligence company, since January 2009 and is the Vice Chairman of ESP Systems a hospitality technology company since June 2008. Mr. Doolin was the Chairman of the Board of Directors of Buca, Inc., an owner and operator of full service restaurants, from November 2004 to September 2008. Mr. Doolin is also the former Chief Executive Officer and President of Buca, Inc. From May 2002 to October 2004, Mr. Doolin was Chief Executive Officer, President and a board member of La Madeleine de Corps, Inc., a French restaurant and bakery company.

Expertise and Qualifications:  Among many qualifications, Mr. Doolin brings significant general management and restaurant industry expertise as a result of successfully managing several other organizations such as Buca, Inc., La Madeleine de Corps, Inc. and TGI Fridays, Inc. His experience includes matters relating to strategy, innovation, technology, marketing, manufacturing, customer relationship management as well as transformational change. In addition, his perspectives are influenced by serving on the boards of other public and private organizations.

Gary A. Graves, age 51, has served as our Non-Executive Chairman since November 2007 and as a director since August 2007. Since November 2008, he has been an independent consultant with Huntley, Mullaney, Spargo & Sullivan, a real estate restructuring company. From February 2007 to November 2008, Mr. Graves was the Chief Executive Officer of American Laser Centers, Inc. From August 2002 to January 2007, Mr. Graves served as President and Chief Executive Officer for La Petite Academy, a preschool educational facility.

Expertise and Qualifications:  Among many qualifications, Mr. Graves brings significant general management expertise as a result of successfully operating enterprises in a variety of industries such as American Laser Centers, Inc. and La Petite Academy. In addition, he has substantial management and industry experience from his roles with Boston Market Corporation and PepsiCo, Inc. as well as having been a consultant with McKinsey and Company. His experience includes matters relating to strategy, innovation, marketing, real estate, customer relationship management as well as transformational change.

Kevin J. Keough, age 51, has been nominated as a new member of our board. Mr. Keough joined Arcapita Inc. in February 2006, and he works with its portfolio companies on strategic, operational, and people development issues. Prior to joining Arcapita, Mr. Keough held a number of senior leadership roles in the areas of operations, strategy, business development, merger integration and corporate support with FirstEnergy Corporation, a publicly-held diversified energy company, from 1999 to 2005. Prior to that, Mr. Keough was a partner in the energy practice of McKinsey & Company, working primarily with electric power/natural gas companies around the world. He started his career as an engineer officer in the US Army and held several positions, including company commander and general’s aide. He presently serves on the boards of several of Arcapita’s privately-held portfolio companies, including: 3PD, Inc. a national provider of in-home delivery services; Cirrus Aircraft, an aircraft manufacturer; Falcon Gas Storage, a developer and operator of underground natural gas storage; PODS (Portable On-Demand Storage), a moving and storage container company; and Varel International Ltd., a manufacturer of drill bits and global supplier to the drilling industry. He also serves on the board of Beckett Gas, Inc., a privately-held manufacturer of oil and gas burners for residential and commercial markets.

Experience and Qualifications:  Among many qualifications, Mr. Keough brings substantial expertise from his work advising Arcapita’s portfolio companies on strategic, operational, and people development issues. He will also bring his experience as a public company executive to bear on his advice and leadership as a member of our board of directors.

Charles H. Ogburn, age 55, has served as a director since January 2003. Mr. Ogburn has been an Executive Director of Arcapita Bank B.S.C. (c) since March 2001. Prior to joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm of The Robinson-Humphrey Company, Inc., most recently as Senior Managing Director and co-head of Investment Banking. Mr. Ogburn currently serves on the Board of Directors of Crawford & Company, an insurance claims management and related services provider.

Expertise and Qualifications:  Among many qualifications, Mr. Ogburn brings significant private equity investment banking, legal and general management expertise as a result of many years in the investment banking industry as well as in private legal practice. In addition, his experience and perspectives are informed by his years of experience overseeing and advising the management of Arcapita Bank B.S.C.(c)’s portfolio companies in a variety of industries, including communications, health care, manufacturing, retail and restaurants.

Philip H. Sanford, age 57, has served as a director since April, 2009. Since August of 2010 Mr. Sanford has served as the President and Chief Executive Officer of Jackson Hewitt Tax Service Inc., a tax return preparation and electronic filing services company. From January 2009 to December 2009, Mr. Sanford has been the President and Chief Operating Officer of Value Place, LLC, an extended stay hotel chain. From August 2003 to present, Mr. Sanford has been the Principal of Port Royal Holdings, LLC, a private equity firm. From July 1997 to August 2003, he was the Chairman and Chief Executive Officer of The Krystal Company, an owner, operator and franchisor of quick-service restaurants. Mr. Sanford was the Chairman of the Compensation Committee and Lead Director of Chattem, Inc., a publicly traded marketer and manufacturer of over-the-counter healthcare products, toiletries and dietary supplements, until the sale of the company in March 2010.

Expertise and Qualifications:  Among many qualifications, Mr. Sanford brings significant general management expertise as a result of his significant management roles in a variety of other organizations in the hospitality, quick-service restaurant and healthcare products industries such as Value Place, LLC, The Krystal Company and Chattem, Inc. His experience includes matters relating to strategy, innovation, finance, marketing, manufacturing and customer relationship management. In addition, Mr. Sanford has significant experience on public company boards from service as the Chairman of The Krystal Company and the Chairman of the Compensation Committee and the Lead Director of Chattem, Inc.

Michael Tattersfield, age 45, has served as a director since April 2009. Mr. Tattersfield has also served as the President and Chief Executive Officer of the Company since August 2008. From 2006 to 2008, Mr. Tattersfield served as Chief Operating Offer and Executive Vice President of lululemon athletica, a yoga-inspired athletic apparel company based in Vancouver, British Columbia. From 2005 to 2006, Mr. Tattersfield served as Vice President Store Operations for The Limited Brands, Inc., and operator of specialty stores that sell apparel, personal care, beauty and lingerie products. From 2003 to 2005, Mr. Tattersfield was President of A&W All American Food Restaurants of Yum! Brands, Inc. a quick-service restaurant company, and from 1992 to 2002, Mr. Tattersfield served in various positions for Yum! Brands, Inc.

Expertise and Qualifications:  Among many qualifications, Mr. Tattersfield brings significant general management expertise as a result of his significant management roles in a variety of organizations in the retail and restaurant industries such as lululemon athletica, The Limited Brands and YUM! Brands. His experience includes matters relating to strategy, finance, accounting, innovation, marketing, real estate, franchising and customer relationship management. In addition, his perspectives are influenced by years in direct management as well as serving on the board of another company.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NINE NOMINEES TO THE BOARD.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board has determined that Kip R. Caffey, Wallace B. Doolin, Gary A. Graves, Philip H. Sanford and Sarah Palisi Chapin are “independent directors” as defined under the applicable NASDAQ Global Market (“NASDAQ”) rules. Mr. Coles and Mr. Griffith, who serve on our board but are not standing for reelection, are not independent directors. In addition, Mr. Croft and Mr. Keogh, who have been nominated to serve on our board would not be independent directors under NASDAQ rules.

In this proxy statement the directors who have been affirmatively determined by the Board to be “independent directors” under this rule are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

The Board has also determined that each member of the three committees of the Board meets the independence requirements applicable to those committees prescribed by NASDAQ and the Securities and Exchange Commission (“SEC”). The Board has further determined that Mr. Caffey is an “audit committee financial expert” as such term is defined by SEC rules.

Board Committees

During fiscal 2010, the Board had three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. Committee and committee chair assignments are made annually by the Board at its meeting immediately following the Annual Meeting of Shareholders. Each of these committees operates pursuant to a written charter. The current composition of each Board committee is as follows.

Nominating and Corporate
Audit	Compensation	Governance

Kip R. Caffey (Chair)	Sarah Palisi Chapin (Chair)	Wallace B. Doolin (Chair)
Wallace B. Doolin	Kip R. Caffey	Sarah Palisi Chapin
Gary A. Graves	Wallace B. Doolin	Gary A. Graves
Philip H. Sanford	Philip H. Sanford	Philip H. Sanford

The Board committee assignments are not expected to change following the Annual Meeting.

Board and Committee Meetings

During fiscal 2010, the Board held five meetings, the Audit Committee held five meetings and the Compensation Committee held six meetings. All business conducted by the Nominating and Corporate Governance Committee was accomplished through written consent. Each director attended at least 80% of the meetings of the Board of Directors and the meetings of each committee on which the director served during fiscal 2010. We have not adopted a formal policy regarding Board members’ attendance at Annual Meetings; however, all Board members attended the 2010 Annual Meeting.

The Responsibilities and Duties of the Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to assist the Board in fulfilling its responsibilities relating to:

•	identification of individuals qualified to become Board members and recommendation of director nominees to the Board prior to each Annual Meeting of Shareholders;

•	recommendation of nominees for committees of the Board; and

•	matters concerning corporate governance practices.

To carry out its nominating function, the Committee has the following responsibilities and duties:

•	Retain, as deemed necessary, any search firm to be used to identify director candidates. The Committee has sole authority to select such search firm and approve its fees and other retention terms.

•	Determine desired board skills and attributes. The Committee shall consider personal and professional integrity, ability and judgment and such other factors deemed appropriate.

•	Actively seek individuals whose skills and attributes reflect those desired and evaluate and propose nominees for election to the Board.

•	Review the slate of directors who are to be re-nominated to determine whether they are meeting the Board’s expectations of them.

•	Make recommendations to the full Board for appointments to fill vacancies of any unexpired term on the Board.

•	Annually recommend to the Board nominees for submission to shareholders for approval at the time of the Annual Meeting of Shareholders.

•	Annually review committee chairs and membership and recommend any changes to the full Board.

The Nominating and Corporate Governance Committee has not adopted a specific policy regarding the consideration of shareholder director nominees, but its general policy is to welcome future nominees recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board may do so by submitting a written recommendation to Caribou Coffee Company, Inc., 3900 Lakebreeze Avenue North, Brooklyn Center, Minnesota 55429, Attention: Secretary. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any) for the Committee to consider. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates nominees based on whether or not the nominee was recommended by a shareholder.

The Nominating and Corporate Governance Committee uses a variety of sources in order to identify new candidates. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the Board and shareholder recommendations. Messrs. Croft and Keogh were recommended to the Nominating and Corporate Governance Committee by one of our significant shareholders. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the Nominating and Corporate Governance Committee, interviews with the Nominating and Corporate Governance Committee as a whole, one or more members of the Nominating and Corporate Governance Committee, or one or more other Board members, and discussions of the Nominating and Corporate Governance Committee and the full Board. The Nominating and Corporate Governance Committee then recommends candidates to the full Board, with the full Board selecting the candidates to be nominated for election by the shareholders or to be elected by the Board to fill a vacancy.

Board Leadership Structure

Since November 2007, we have separated the role of President and Chief Executive Officer from the role of Chairman of the Board, and Mr. Graves has served as our Non-Executive Chairman of the Board. We believe this current board leadership structure is best for our Company and our shareholders.

The President and Chief Executive Officer is responsible for the day-to-day leadership and management of the Company, and the Non-Executive Chairman’s responsibility is to provide oversight, direction and leadership of the Board, such as the following:

•	facilitating communication among the directors and the flow of information between our management and directors on a regular basis;

•	setting Board meeting agendas in consultation with the President and Chief Executive Officer;

•	presiding at Board meetings, Board executive sessions and shareholder meetings; and

•	providing input to the Board’s annual self-evaluation and committee composition and leadership.

We believe having a Non-Executive Chairman provides strong leadership for our Board, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our business partners, employees, shareholders and other stakeholders.

Board’s Role in Risk Oversight

Our Board is responsible for overseeing our risk management. The Board delegates some of its risk oversight role to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management our exposure to risk and major financial risk exposures. The Audit Committee oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the Chairman of the Audit Committee, as well as from outside advisors. The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and management, enables the Board to effectively oversee the Company’s risk management function.

Corporate Governance Materials

The following materials related to our corporate governance are available publicly on our website at www.cariboucoffee.com/aboutus/investorrelations.asp under Corporate Governance:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Code of Business Conduct and Ethics

Copies may also be obtained, free of charge, by writing to: Vice President, General Counsel and Secretary, Caribou Coffee Company, Inc., 3900 Lakebreeze Avenue North, Brooklyn Center, Minnesota, 55429. Please specify which documents you would like to receive.

COMPENSATION OF DIRECTORS

Our directors who are not our employees receive compensation for serving on the Board. We provide the non-employee directors $30,000 per member in cash consideration annually for serving on our Board and an additional $3,000 per member for serving as a chairperson on any chartered standing committees of our Board, except for the Chairman of the Audit Committee who receives $6,000 annually. Members of the board who serve on chartered standing committees of the Board receive $750 per meeting in which they participate as an official voting committee member. In addition, under our 2005 Equity Incentive Plan, each non-employee director receives an initial option grant immediately after joining the Board to purchase 2,500 shares of our common stock that vests in full on the first anniversary of the date of grant with a per share exercise price equal to the closing market price on the date of grant. In fiscal 2010, under our 2005 Equity Incentive Plan, each non-employee director was granted 5,000 shares of restricted stock that vests on the first anniversary of the date of grant. We have agreed to reimburse all of our directors for reasonable expenses incurred in connection with their duties as directors.

The table below sets forth, for each non-employee director that served during fiscal 2010, the amount of compensation paid for his or her service.

	Fees
	Earned
	or Paid	Stock
	in Cash	Awards	Total
Name	($)	($)(1)(2)	($)

Kip R. Caffey	44,250	35,350	79,600
Sarah Palisi Chapin	38,250	35,350	73,600
Michael J. Coles	30,000	35,350	65,350
Wallace B. Doolin	40,500	35,350	75,850
Gary A. Graves	33,000	35,350	68,350
Charles L. Griffith	30,000	35,350	65,350
Charles H. Ogburn	30,000	35,350	65,350
Philip H. Sanford	38,250	35,350	73,600

(1)	The amount shown represents the grant date fair value of restricted stock granted during the year calculated as the closing price of our common stock on the date of grant, in accordance with ASC Topic 718.

(2)	At the end of fiscal 2010, the aggregate number of shares of common stock awards subject to vesting was: Mr. Caffey — 8,750; Ms. Palisi Chapin — 8,750; Mr. Coles — 8,750; Mr. Doolin — 8,750; Mr. Graves — 8,750; Mr. Griffith — 5,000; and Mr. Ogburn — 5,000.

EXECUTIVE COMPENSATION

Overview

The Compensation Committee is responsible for all decisions regarding the compensation of our executive officers. The Compensation Committee is also responsible for the oversight of our equity incentive plan.

The following discussion summarizes the philosophies and methods the Compensation Committee uses in establishing and administering our executive compensation and incentive programs.

Named Executive Officers for 2010

Since we are a smaller reporting company, our named executive officers include our principal executive officer (Michael J. Tattersfield, President and Chief Executive Officer) and the next two most highly compensated executive officers during the last fiscal year (Timothy J. Hennessy, Chief Financial Officer, and Daniel J. Hurdle, Senior Vice President, Operations).

Executive Compensation Policies

Our executive compensation policies are designed to attract and retain qualified executives, to reward individual achievement and to align the financial interests of our executives with those of our shareholders. To accomplish these objectives, the executive compensation program generally is comprised of (1) base salary, (2) an annual performance-based cash bonus, (3) long-term equity incentive compensation, consisting of stock options and restricted stock and (4) other benefits that are intended to provide competitive compensation which includes 401(k) savings, medical and dental insurance, life insurance and short-term and long-term disability. These four elements generally comprise our executive officer’s total compensation.

In addition, our Compensation Committee approves any signing bonus and equity grants in connection with the initial employment arrangements with our executive officers.

Decisions regarding the level of base salary, performance-based cash bonus and long-term equity incentive compensation for our executive officers are primarily based upon (1) individual experience and technical capability needed to administer and execute the responsibilities of the positions, (2) competitive practices for executive talent in our industry and company size, and (3) our operating performance.

Compensation Consultant

The Compensation Committee has engaged Towers Watson & Co. as its independent compensation consultant to assist the Compensation Committee in creating and implementing executive compensation strategies and programs. Towers Watson also provides the Compensation Committee with information on executive compensation trends and best practices as well as advises the Compensation Committee with respect to the design of our compensation program for non-employee directors. All of Towers Watson’s work is done at the direction of or on behalf of the Compensation Committee. The Compensation Committee has the final decision-making authority with respect to all elements of compensation.

Base Salary

Base salary is designed to compensate the executive for the individual experience and technical capability needed to administer and execute the responsibilities of their respective position. Given our growth objectives, consideration is given to not only the experience and technical capability needed today but also those experiences and technical capabilities needed to execute the responsibilities of the executive officer’s position in a larger company.

Performance-Based Cash Bonus (Non-Equity Incentive Plan)

The purpose of our performance-based cash bonus plan is to unite the interests of our executive officers with those of our shareholders through the attainment of annual financial and personal performance objectives approved by the Compensation Committee at the beginning of each year.

The performance-based cash bonus plan approved by our Compensation Committee provides our named executive officers, excluding our Senior Vice President of Operations, an opportunity to earn a target cash bonus ranging from 50% to 100% of base salary, upon the achievement of performance goals set by the Compensation Committee. The Compensation Committee set the performance goals of a specific Net Revenue and Net Income targets. Net Revenue and Net Income are defined in Item 6, Selected Financial Data, in our annual report on Form 10-K filed on March 24, 2011. The plan requires a minimum Net Revenue and Net Income be achieved before any bonus is paid. If the actual fiscal year Net Revenue and/or Net Income is greater than the minimum Net Revenue and/or Net Income but less than the target Net Revenue and/or Net Income, the plan allows for a portion of the bonuses to be paid. No bonus will be paid if we do not achieve the minimum Net Income. The plan also allows for an enhanced bonus if we achieve a Net Revenue and/or Net Income greater than the target Net Revenue and/or Net Income.

Our Senior Vice President of Operations is eligible to receive a performance-based cash bonus designed to motivate and reinforce the commitment to growing our retail business. This position has the opportunity to earn a cash bonus of 50% of base salary based on performance goals. The plan for this individual has four separate components which require minimum Retail Net Revenue and Retail Operating Income. The third and fourth components are tied to the Company Net Revenue and Net Income.

In fiscal 2010, based on our achievement of Net Income and Net Revenue relative to target, annual incentive awards were earned by Messrs. Tattersfield, Hennessy, and Hurdle of $437,423, $185,331 and $135,383, respectively.

Long-Term Equity Incentive Compensation

Our long-term incentive compensation, which is comprised of stock option and restricted stock grants, is intended to provide a means of encouraging an ownership interest in our company by those employees who have contributed, or are determined to be in a position to contribute to our success. Because equity grants have value only if the price of our shares increases, the Compensation Committee believes that equity grants are a means of encouraging our executive officers to increase long-term shareholder value.

In fiscal 2010, the Compensation Committee approved the grant of the following equity awards to the named executive officers:

•	For Mr. Tattersfield, 22,000 shares of restricted stock granted on March 12, 2010 that vests 25% on each anniversary of the grant date.

•	For Mr. Hennessy, 20,000 shares of restricted stock granted on March 12, 2010 that vests 25% on each anniversary of the grant date.

•	For Mr. Hurdle, 20,000 shares of restricted stock granted on March 12, 2010 that vests 25% on each anniversary of the grant date.

Equity Grant Policies

The Compensation Committee has been given oversight responsibility for our equity incentive plan by our Board of Directors. The general terms of our equity grants have been pre-established by the Compensation Committee, including the life of the options (10 years) and the vesting schedule (25% per year commencing on the first anniversary of the date of grant) of both options and restricted shares. The Compensation Committee is therefore primarily concerned with the number of options and restricted shares granted, to whom they are granted to and the timing of such grants. The exercise price for all stock option grants is the closing market price of our common stock on the date of grant. We do not back-date or re-price stock options.

Other Benefits

Our executive officers, including our Chief Executive Officer, may participate in our other employee benefit plans at their discretion. These other benefit plans include our 401(k) savings plan, medical and dental insurance, life insurance, and short-term and long-term disability. We do not provide any pension plans or deferred compensation plans to our executive officers other than our 401(k) savings plan. Our 401(k) savings plan allows a discretionary matching contribution. We provide relocation benefits to our executive officers. We do not provide any other perquisites to our executive officers.

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our CEO and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Generally, our CEO makes recommendations to the Compensation Committee as it relates to the compensation of the other executive officers. In addition, our executive officers, including our CEO, CFO and Vice President of Human Resources, provide input and make proposals regarding the design, operation, objectives and values of the various components of compensation in order to provide appropriate performance and retention incentives for other key employees. These proposals may be made on the initiative of the executive officers or upon the request of the Compensation Committee. In addition, our internal human resources personnel have met with the Compensation Committee to present topical issues for discussion and education as well as specific recommendations for review. The Compensation Committee may also obtain input from our legal, finance and tax functions, as appropriate, as well as one or more executive compensation-consulting firms regarding matters under consideration. The Compensation Committee has delegated to management certain responsibilities related to employee benefit matters.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our common stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Summary Compensation Table

The following table sets forth compensation information for our named executive officers for Fiscal Years 2010 and 2009:

					Non-Equity
					Incentive Plan
				Stock	Compensation	All Other
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Awards ($)(2)	($)(3)	Compensation ($)(4)	Total ($)

Michael J. Tattersfield	2010	439,385	—	155,540	439,385	277	1,034,587
President and Chief Executive Officer	2009	441,346	—	429,000	662,019	312	1,532,677
Timothy J. Hennessy	2010	308,885	—	141,400	185,331	412	636,028
Chief Financial Officer	2009	311,538	—	348,323	280,385	1,015	941,261
Daniel J. Hurdle	2010	256,346		141,400	135,385	228	533,357
Senior V.P. Operations	2009	259,615	—	48,144	145,385	686	453,830

(1)	Represents base salary paid during the year.

(2)	Represents the grant date fair value of restricted stock granted during the year calculated as the closing price of our common stock on the date of grant, in accordance with ASC Topic 718.

(3)	Represents amounts earned under our performance-based cash plan for performance during the applicable year.

(4)	All Other Compensation consists of the items detailed in the table below:

				Relocation	Total All Other
		Life Insurance	Fringe	Awards	Compensation
Name	Year	($)	Benefits	($)	($)

Michael J. Tattersfield	2010	277			277
	2009	312	—	—	312
Timothy J. Hennessy	2010	260	152		412
	2009	467	547	—	1,015
Daniel J. Hurdle	2010	228			228
	2009	240	446		686

Employment, Severance and Change-in-Control Arrangements

Employment Arrangements

Michael J. Tattersfield

We entered into an employment agreement, effective as of August 1, 2008, with Michael J. Tattersfield to serve as our President and Chief Executive Officer. The employment agreement for Mr. Tattersfield provides for an annual base salary of $425,000 and the grant of options to purchase 500,000 shares of our common stock at $1.74 per share that vest in four equal annual installments beginning on the first anniversary of his employment agreement and expire on August 1, 2018. The employment agreement provides that, if Mr. Tattersfield is terminated by us without “cause” or by Mr. Tattersfield for “good reason” (each as defined in the employment agreement), Mr. Tattersfield will be entitled to all base salary and bonus, if any, which were earned and payable on the date of termination. If upon such a termination Mr. Tattersfield executes a general release of claims, Mr. Tattersfield will be entitled to 18 consecutive monthly payments which, in the aggregate, will be equal to:

•	one and one-half times Mr. Tattersfield’s annual base salary then in effect; and

•	the average of the two most recent annual bonuses paid to Mr. Tattersfield.

However, if Mr. Tattersfield is a “specified employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) at the time Mr. Tattersfield has a “separation from service” (as defined in Section 409A(a)(2)(A)(i) of the Code), we will not make any of the above payments before the date that is six months after the date of Mr. Tattersfield’s termination.

The employment agreement has an initial term of four years, and each year thereafter, the agreement automatically extends for an additional year unless either party to the agreement notifies the other that it wishes to terminate the agreement at least 60 days before the scheduled expiration of the agreement.

The employment agreement provides for eligibility for target annual bonuses to be determined by our Compensation Committee, which will be equal to 100% of the then applicable average annual base salary. Also, under the employment agreement, we have agreed to make available to Mr. Tattersfield our employee benefit plans, programs and policies, which are generally available to our similarly situated senior executives.

If Mr. Tattersfield’s employment terminates as a result of his death or disability, our only obligation is to pay Mr. Tattersfield or, in the case of Mr. Tattersfield’s death, Mr. Tattersfield’s estate, the annual base salary and target annual bonus, if any, which were earned and payable on the date Mr. Tattersfield’s employment terminated.

The employment agreement also contains non-compete, confidentiality and non-solicitation provisions that apply during the term of the employment agreement and for an 18-month period thereafter.

Timothy J. Hennessy

We entered into an employment agreement, effective as of September 9, 2008, with Mr. Hennessy to serve as our Chief Financial Officer. The employment agreement for Mr. Hennessy provides for an annual base salary of $300,000 and the grant of options to purchase 275,000 shares of our common stock at $3.22 per share that vest in four equal annual installments beginning on the first anniversary of his employment agreement and expire on September 9, 2018. The employment agreement provides that, if Mr. Hennessy is terminated by us without “cause” or by Mr. Hennessy for “good reason” (each as defined in the employment agreement), Mr. Hennessy will be entitled to all base salary and bonus, if any, which were earned and payable on the date of termination. If upon such a termination Mr. Hennessy executes a general release of claims, Mr. Hennessy will be entitled to 12 consecutive monthly payments which, in the aggregate, will be equal to:

•	one times Mr. Hennessy’s annual base salary then in effect; and

•	the average of the two most recent annual bonuses paid to Mr. Hennessy.

However, if Mr. Hennessy is a “specified employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) at the time Mr. Hennessy has a “separation from service” (as defined in Section 409A(a)(2)(A)(i) of the Code), we will not make any of the above payments before the date that is six months after the date of Mr. Hennessy’s termination.

The employment agreement has an initial term of four years, and each year thereafter, the agreement automatically extends for an additional year unless either party to the agreement notifies the other that it wishes to terminate the agreement at least 60 days before the scheduled expiration of the agreement.

The employment agreement provides for eligibility for target annual bonuses to be determined by our compensation committee, which will be equal to 60% of the then applicable average annual base salary. Also, under the employment agreement, we have agreed to make available to Mr. Hennessy our employee benefit plans, programs and policies, which are generally available to our similarly situated senior executives.

If Mr. Hennessy’s employment terminates as a result of his death or disability, our only obligation is to pay Mr. Hennessy or, in the case of Mr. Hennessy’s death, Mr. Hennessy’s estate, the annual base salary and target annual bonus, if any, which were earned and payable on the date Mr. Hennessy’s employment terminated.

The employment agreement also contains non-compete, confidentiality and non-solicitation provisions that apply during the term of the employment agreement and for a 12-month period thereafter.

Daniel J. Hurdle

We have not entered into an employment agreement with Mr. Hurdle.

Retirement Benefits

We do not provide any pension plans or deferred compensation plans to our executive officers other than our 401(k) savings plan. Our 401(k) savings plan allows a discretionary employer contribution.

Outstanding Equity Awards at January 2, 2011

The following table sets forth information with respect to outstanding equity awards for each of the Named Executive Officers as of January 2, 2011. All awards were granted under the 2005 Equity Incentive Plan.

					Stock Awards
	Option Awards				Number	Market
	Number of	Number of			of Shares	Value of
	Securities	Securities			or Units	Shares or
	Underlying	Underlying			of Stock	Units of
	Unexercised	Unexercised	Option	Option	That	Stock That
	Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not
Name	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)

Michael J. Tattersfield	250,000	250,000 (1)	$1.74	8/01/2018	—	—
	—	—	—	—	97,000 (3)	977,760
Timothy J. Hennessy	137,500	137,500 (2)	3.22	9/09/2018	—	—
	—	—	—	—	52,055 (4)	524,704
Daniel J. Hurdle	50,000	50,000 (5)	1.60	12/0/2018	30,200 (6)	278,444

(1)	Mr. Tattersfield’s unexercisable options become exercisable as follows: 125,000 on August 1, 2011 and 125,000 on August 1, 2012.

(2)	Mr. Hennessy’s unexercisable options become exercisable as follows: 68,750 on September 9, 2011 and 68,750 on September 9, 2012.

(3)	Mr. Tattersfield’s unvested restricted stock vests as follows: 5,500 shares on March 12, 2011, 37,500 shares on August 1, 2011, 5,500 shares on March 12, 2012, 37,500 shares on August 1, 2012, 5,500 shares on March 12, 2013, and 5,500 shares on March 12, 2014.

(4)	Mr. Hennessy’s unvested restricted stock vests as follows: 5,000 shares on March 12, 2011, 10,685 shares on August 21, 2011, 5,000 shares on March 12, 2012, 10,685 shares on August 21, 2012, 5,000 shares on March 12, 2013, 10,685 shares on August 21, 2013, and 5,000 shares on March 12, 2014.

(5)	Mr. Hurdle’s unexercisable options become exercisable as follows: 25,000 on December 1, 2011 and 25,000 on December 1, 2012.

(6)	Mr. Hurdle’s unvested restricted stock vests as follows: 5,000 shares on March 12, 2011, 3,400 shares on April 28, 2011, 5,000 shares on March 12, 2012, 3,400 shares on April 28, 2012, 5,000 shares on March 12, 2013, 3,400 shares on April 28, 2013 and 5,000 shares on March 12, 2014.

Potential Payments Upon Termination or Change in Control

Mr. Tattersfield and Mr. Hennessy have employment agreements with us that provide for certain severance payments in the event their employment is terminated without “cause” or with “good reason”, or due to death or disability.

Pursuant to our Amended and Restated 2005 Equity Incentive Plan all unexercisable stock options will become exercisable and all unvested restricted stock vests upon a change in control.

Definition of a Change in Control

Under the terms of our Amended and Restated 2005 Equity Incentive Plan, a change in control is generally deemed to have occurred as a result of any one of the following events:

•	A person becomes the beneficial owner, directly or indirectly, of securities representing 50% or more of our outstanding shares or of the combined voting power of our outstanding securities for the election of directors;

•	A majority of the members of our board of directors are replaced within a 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of appointment or election;

•	The consummation of a reorganization, merger or consolidation, unless the persons who were our shareholders immediately before the effective date of the reorganization, merger or consolidation own, directly or indirectly, at least 50% beneficial ownership of the surviving corporation, no person owns 50% or more of the surviving corporation (excepting previous 50% shareholders), and at least a simple majority of our board of directors before the reorganization, merger, or consolidation continues to serve on the surviving company’s board after the transaction;

•	A person or group acquires 50% or more of our total assets, based on fair market value, within a 12-month period; or

•	A person or group becomes the beneficial owner of our securities representing 30% or more of the total voting power of our company within a 12-month period.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of March 17, 2011, concerning the beneficial ownership of common stock of (i) 5% beneficial owners of our outstanding common stock, (ii) the directors and nominees for director, (iii) the named executive officers and (iv) all current directors and executive officers as a group. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to shares beneficially owned.

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Class(1)

Caribou Holding Company Limited	5,922,245	(2)	29.4%
c/o Arcapita, Inc. 75 Fourteenth Street, 24th Floor Atlanta, GA 30309
Arcapita Investment Management Limited	5,922,245	(2)	29.4%
c/o Paget Brown & Company Ltd. West Wind Building P.O. Box 1111 Grand Cayman Cayman Islands, B.W.I.
Arcapita Bank B.S.C.(c)	5,922,245	(3)	29.4%
P.O. Box 1406 Manama, Bahrain
Kip R. Caffey	39,000	(5)	*
Sarah Palisi Chapin	20,800	(8)	*
Michael J. Coles	299,822	(4)	1.5%
E. Stockton Croft.	1,478	(13)	*
Wallace B. Doolin	30,000	(6)	*
Charles L. Griffith	14,000		*
Gary Graves	40,836	(7)	*
Kevin J. Keogh	15,000		*
Charles H. Ogburn	91,364		*
Philip H. Sanford	10,000	(9)	*
Michael J. Tattersfield	583,928	(10)	2.9%
Timothy J. Hennessy	213,524	(11)	1.1%
Daniel J. Hurdle	96,021	(12)	*
All current directors and executive officers as a group (15 persons)	1,676,567		8.3%

*	Less than 1%

(1)	Based on 20,453,718 shares of Common Stock outstanding on March 17, 2011. Shares issuable pursuant to the exercise of options within 60 days of March 17, 2011 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(2)	Caribou Holding Company Limited (“CHCL”) has 150,600 shares of voting stock and 6,815,038 shares of non-voting stock outstanding. 5,971,218 of the shares of non-voting stock are held by five companies (the “Five Non-Voting Holding Companies”), which are Cayman Island entities owned by approximately 160 international investors. Arcapita Bank B.S.C. (c) (“Arcapita Bank”) holds a minority interest in three of the Five Non-Voting Holding Companies, which each own 1,587,180 shares of the non-voting stock of CHCL. 572,820 of the remaining shares of non-voting stock are held by Premium Coffee Holdings Limited, an indirect subsidiary of Arcapita Bank. The remaining 271,000 shares of non-voting stock are held by Arcapita Incentive Plan Limited (“AIPL”), a Cayman Islands entity owned by management of Arcapita Bank (including Messrs. Ogburn and Griffith). 10,040 shares of voting stock are held by each of the 15 separate Cayman Island entities formed by Arcapita Bank (“the Voting Cayman Entities”). The Voting

Cayman Entities are owned by approximately 50 international investors (the “International Investors”). Each of the Voting Cayman Entities owns 6 2/3% of the voting stock of CHCL. Each International Investor has granted Arcapita Investment Management Limited (“AIML”), a direct subsidiary of Arcapita Bank, a revocable proxy to vote its shares of voting stock in the Voting Cayman Entities on all matters. In addition, each Voting Cayman Entity has entered into an administration agreement with AIML pursuant to which AIML is authorized to vote the voting stock of CHCL held by such Voting Cayman Entity. Each administration agreement is terminable by a Voting Cayman Entity upon 60 days’ prior written notice to AIML by a vote of two-thirds of its shareholders.

(3)	Arcapita Bank does not directly own any stock of CHCL, Caribou Coffee Company, Inc., AIPL or the Voting Cayman Entities. The number of shares of stock shown as owned by Arcapita Bank includes all of the shares of CHCL subject to the revocable proxies granted to AIML as described in note (2) above. Arcapita Bank is a Bahrain joint stock company.

(4)	Includes 18,180 shares subject to options.

(5)	Includes 15,000 shares subject to options.

(6)	Includes 15,000 shares subject to options.

(7)	Includes 22,500 shares subject to options.

(8)	Includes 7,500 shares subject to options.

(9)	Includes 5,000 shares subject to options.

(10)	Includes 250,000 shares subject to options.

(11)	Includes 137,500 shares subject to options.

(12)	Includes 50,000 shares subject to options.

(13)	Represents shares indirectly held through an affiliate of Arcapita, Inc. These shares are included in the Arcapita holdings reported elsewhere in this table.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing the terms, conditions and arrangements involving any potential conflict of interest transaction and for overseeing our Code of Business Conduct, which includes disclosure requirements applicable to our employees and our directors relating to conflicts of interest. The Audit Committee is also responsible for reviewing and approving the terms and conditions of all transactions that involve the Company, one of our directors or executive officers or any of their immediate family members, or one of our principal shareholders. Although we have not entered into any such transactions since January 2, 2006 that meet the requirements for proxy statement disclosure, if there were to be such a transaction, we would need the approval of our Audit Committee prior to entering into such transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC certain reports with respect to each such person’s beneficial ownership of our equity securities. To the Company’s knowledge, based solely on a review of the reports filed by persons who beneficially own more than 10% of our common stock and the reports filed on behalf of its directors and executive officers by us and written representations from such persons that no other reports were required, all applicable Section 16(a) filing requirements for fiscal 2010 were met.

AUDIT COMMITTEE REPORT

During fiscal 2010, Messrs. Kip R. Caffey, Wallace B. Doolin, Philip H. Sanford, and Gary A. Graves served on the Audit Committee. Messrs. Caffey, Doolin, Sanford and Graves (i) meet the independence criteria prescribed by the applicable law and the rules of the SEC for audit committee membership and are “independent directors” as defined in NASDAQ rules, and (ii) meet NASDAQ’s financial knowledge and sophistication requirements. Mr. Caffey has been determined by the Board to be an “audit committee financial expert” under SEC rules. The audit committee helps ensure the integrity of our financial statements and the qualifications and independence of our independent auditors.

The audit committee:

•	evaluates the independent auditors’ qualifications, independence and performance;

•	determines the terms of engagement of the independent auditors;

•	approves the retention of the independent auditors to perform any proposed permissible non-audit services;

•	monitors the rotation of partners of the independent auditors on the engagement team as required by law;

•	reviews our financial statements;

•	review our critical accounting policies and estimates; and

•	discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, among other things.

Based upon the Audit Committee’s review of the audited consolidated financial statements and its discussions with management and the Company’s independent registered public accounting firm, including a discussion regarding Statement on Audititng Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T and the written disclosures and letter from Ernst & Young required by applicable requirements regarding their independence, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended January 2, 2011, be included in the Company’s Annual Report on Form 10-K filed with the SEC.

Respectfully submitted,

Kip R. Caffey (Chair)
Gary A. Graves
Wallace B. Doolin
Philip H. Sanford

PROPOSAL 2 — TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

On February 22, 2011, the Company’s Board of Directors approved, subject to stockholder approval, an amendment (the “Amendment”) to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”). The Amendment would increase the aggregate number of split-adjusted shares reserved and available for issuance as awards under the Plan from 665,000 to 1,665,000. NASDAQ requires us to obtain shareholder approval of the Amendment.

Reasons for Approval of the Amendment

The Plan is designed to assist the Company in attracting, retaining, motivating and rewarding key employees and directors, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of key employees, and directors with those of the Company’s stockholders. Of the shares originally available under the Plan, only 414,208 remain available for grant. The Amendment is important because equity compensation remains a significant component of the Company’s compensation strategy and the continued use of equity will help retain the Company’s key employees (including executive officers) and recruit new employees.

Key Data

The following table includes information regarding outstanding equity awards and shares available for future awards under the Company’s equity incentive plans as of January 2, 2011 (without giving effect to approval of the Amendment):

	2005 Plan	Prior Plan(1)

Total shares underlying outstanding options	1,271,743	194,085
Weighted average exercise price of outstanding options	$3.16	$7.74
Weighted average remaining contractual life of outstanding options	7.4 years	3.7 years
Total shares underlying outstanding unvested time-based RSUs	404,968	—
Total shares currently available for grant	414,208	—

(1)	Prior Plan refers to the Caribou Coffee Company, Inc. 2001 Stock Option Plan, as amended.

Broad-based equity compensation is an essential and long-standing element of the Company’s culture and success. It continues to be a critical element to attract and retain the most talented officers, employees and directors available to execute the Company’s long-term goals. As shown in the following table, the Company’s three-year average annual burn rate has been 2.8%, which is below the Institutional Shareholder Services (“ISS”) burn rate threshold of 4.8% applied to our industry.

				Number of	Burn Rate = Total
		Time-Based		Common	Granted/Common
	Options	RSUs		Shares	Shares
Year	Granted	Granted	Total	Outstanding(1)	Outstanding

2010	—	215,300	215,300	19,735,677	1.1%
2009	10,450	187,763	198,213	19,513,239	1.0%
2008	1,236,271	150,000	1,386,271	19,370,590	6.4%
Three-Year Average					2.8%

(1)	Common shares outstanding excludes unvested Restricted Stock Units.

Plan Summary

The following summary of the material terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, which is set forth as Appendix A to this proxy statement.

Administration

The Compensation Committee administers the Plan. Subject to the express terms of the Plan, the Compensation Committee has full power and authority to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award. In addition, the Compensation Committee has the authority to interpret the Plan and the awards granted under the Plan, and establish rules and regulations for the administration of the Plan. All decisions, determinations, and interpretations of the Compensation Committee regarding the Plan and awards granted under the Plan are final and binding on all participants and all other persons.

Participants

Only Eligible Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under the Plan. All Eligible Employees and all Directors shall be eligible for the grant of nonqualified stock options (“NQSOs”) and Stock Appreciation Rights (“SARs”) and for Stock Grants and Stock Unit Grants under the Plan.

Shares Subject to the Plan and to Awards

The aggregate number of shares of Caribou Coffee Company, Inc. common stock, par value $0.01 per share (the “Common Stock”), remaining available to be issued under the Plan was 414,208 shares, as of January 2, 2011. This number decreases if any shares subject to options previously granted that are terminated, expire unexercised or are otherwise forfeited. We are seeking shareholder approval of an additional 1,000,000 shares of Common Stock available to be issued under the Plan pursuant to this proxy statement. The shares issued pursuant to awards granted under the Plan may be shares that are authorized and unissued or issued shares that were reacquired by the Company. As of March 22, 2011, the closing price of a share of the Common Stock on NASDAQ was $9.39.

Stock Options

The holder of an option is entitled to purchase a number of shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The Compensation Committee establishes the exercise price per share under each option, which is not less than the fair market value (or 110% of the fair market value in the case of ISOs granted to individuals who own more than 10% of the Common Stock) of a share on the date the option is granted. The Administrator will establish the term of each option, which in no case may exceed a period of ten (10) years from the date of grant (or five (5) years in the case of ISOs granted to individuals who own more than 10% of the Company’s common stock). Options granted under the Plan may be either ISOs or NQSOs.

Options issued under the Plan may not be repriced except with the prior approval of the Company’s shareholders or in connection with a change in the Company’s capitalization.

Stock Appreciation Rights

A SAR provides the holder with the right to receive the monetary equivalent of the increase in value of a specified number of shares over a specified period of time after the right is granted. SARs may be granted to participants either in connection with an award of options (“tandem SARs”) or not in connection with an award of options (“freestanding SARs”). The holder of a tandem SAR is entitled to elect between the exercise of the underlying option for shares of Common Stock or the surrender of the option in exchange for the receipt of a cash payment equal to the excess of the fair market value on the surrender date over the aggregate exercise price payable for such shares. The holder of stand-alone SARs will be entitled to receive the excess of the fair market value (on the exercise date) over the exercise price for such shares. The Compensation Committee establishes the terms and conditions of SARs. The Compensation Committee establishes the exercise price per share under each stand-alone SAR, which is not less than the fair market value of a share on the date the SAR is granted. The Compensation Committee also establishes the term of each SAR, which in no case may exceed a period of ten (10) years from the date of grant.

Restricted Stock and Restricted Stock Units

Restricted stock is an award or issuance of shares where the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions and terms (including continued employment or performance conditions) as the Compensation Committee deems appropriate. RSUs are awards denominated in units of shares under which the settlement of the award is subject to such conditions and terms (including continued employment or performance conditions) as the Compensation Committee deems appropriate. RSUs may be settled in shares of Common Stock, cash or a combination of the foregoing, as determined by the Compensation Committee on the grant date.

Method of Payment for Awards

The Compensation Committee determines the form of payment, if any, for any shares of Common Stock issued in exercise or settlement of an award under the Plan, which may include cash, shares of Common Stock owned by the participant, withholding of shares of Common Stock otherwise issuable upon exercise or settlement or a cashless exercise.

Termination of Service

Unless otherwise provided by the Compensation Committee and except in the event of a change of control as described below, unvested Awards granted under the Plan will expire, terminate, or otherwise be forfeited immediately upon termination of a participant’s service for any reason (except that unvested options will accelerate in the event of a participant’s retirement or death), and vested awards granted under the Plan will expire, terminate, or otherwise be forfeited three months after a participant’s termination of service, including voluntary termination by the participant and immediately upon termination of a participant’s service for misconduct.

Change of Control

In the event of a change of control of the Company (as defined in the Plan), subject to certain limitations and restrictions as more fully described in the Plan:

•	options and SARs will become fully vested and immediately exercisable;

•	restriction periods and restrictions imposed on restricted stock and RSUs will lapse; and

•	restrictions and deferral limitations and other conditions applicable to other awards will lapse, and the awards will become free of restrictions, limitations or conditions and become fully vested and transferable.

Accelerated vesting or lapse of restrictions on awards held by a non-employee director will occur upon the occurrence of a change of control.

Transferability of Awards

No Option, Stock Grant, Stock Unit Grant or SAR shall (absent the Compensation Committee’s consent) be transferable by an Eligible Employee or a Director other than by will or by the laws of descent and distribution, and any Option or SAR shall (absent the Compensation Committee’s consent) be exercisable during a Eligible Employee’s or Director’s lifetime only by the Eligible Employee or Director. The person or persons to whom an Option or Stock Grant or Stock Unit Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Compensation Committee’s consent) thereafter shall be treated as the Eligible Employee or Director.

Shareholder Rights

No Eligible Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Eligible Employee or Director. An Eligible Employee’s or a Director’s rights as a shareholder in the shares of Stock which remain subject to forfeiture shall be set forth in the related Stock Grant Certificate.

Compliance with Law

The issuance and delivery of shares pursuant to an award under the Plan will be subject to all relevant provisions of law, including, without limitation, the federal securities laws, the rules and regulations promulgated under such laws, and the requirements of any stock exchange or quotation system upon which the Common Stock may then be listed or quoted, and will be further subject to the approval of counsel for the Company with respect to such compliance.

Amendment and Termination

The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to Change in Control provisions on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date.

Effective Date and Termination of the Plan

The Amendment was adopted by the Board on February 22, 2011, subject to shareholder approval. The Plan will terminate on October 4, 2015, unless extended by an amendment approved by the Company’s shareholders. No awards may be made after the termination date. However, unless otherwise expressly provided in an applicable award agreement, the term of any award granted prior to the expiration of the Plan may extend beyond such expiration through the award’s normal expiration date.

Federal Income Tax Treatment

The following tax discussion is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to the Company and the participants in the Plan. The discussion is intended solely for general information and does not make specific representations to any participant. The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. A recipient’s particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time. Therefore, each recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Plan both with respect to federal income tax consequences as well as any foreign, state or local tax consequences.

Stock Options

ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs are not intended to comply with such requirements.

A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO until the later of two years following the option grant date and one year following exercise, the participant’s gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the exercise price). If a participant disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares, and capital gain or loss for any other difference between the sale price and the exercise price. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as a NQSO described below.

A participant is not taxed on the grant of a NQSO. On exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. The participant’s gain (or loss) on subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise, and otherwise is short-term capital gain (or loss). The measure of the gain (or loss) on disposition is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the stock price on the exercise date). The Company does not receive a deduction for any such capital gain.

Stock Appreciation Rights

Generally, the holder of a freestanding SAR will not recognize any taxable income at the time a freestanding SAR is granted. If a freestanding SAR is settled in cash, the cash will be taxable as ordinary income to the holder at the time that it is received. If a freestanding SAR is settled in shares, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the day they are received over any amounts paid by the holder for the shares.

With respect to tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the holder will be the same as discussed above relating to freestanding SARs. If the holder elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a NQSO (discussed above).

The Company will be entitled to a deduction equal to the amount of ordinary income that the holder is required to recognize as a result of the exercise of a SAR.

Restricted Stock and Restricted Stock Units

Grantees of restricted stock or RSUs generally do not recognize income at the time of grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, pursuant to Section 83(b) of the Code, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends (if any) paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

New Plan Benefits

Future awards to be received by or allocated to particular participants under the Plan are not presently determinable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 2, 2011 regarding shares outstanding and available for issuance under the Company’s equity compensation plans.

(c)
Number of Securities
Remaining Available for
	(a)	(b)	Future Issuance Under
	Number of Securities	Weighted-	Equity Compensation
	to be Issued Upon	Exercise Price of	Plans (Excluding
	Exercise of	Outstanding	Securities Reflected in
Plan Category	Outstanding Options.	Options.	Column(a))

Equity compensation plans approved by security holders(a)	1,465,828	$3.77	414,208
Equity compensation plans not approved by security holders	—	$—	—

Total	1,465,828	$3.77	414,208

(a)	Represents the Company’s 2005 Equity Incentive Plan.

PROPOSAL 3 — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board requests that shareholders ratify its selection of Ernst & Young to serve as our independent registered public accounting firm for fiscal 2011. Ernst & Young audited our consolidated financial statements for fiscal 2010. A representative of Ernst & Young is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions by shareholders.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2011.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company for fiscal 2010 and fiscal 2009 by Ernst & Young LLP:

	Fiscal 2010	Fiscal 2009

Audit Fees	$405,000	$481,847
Audit Related Fees	100,000	—
Tax Fees	158,260	60,000

Total	$663,280	$541,487

Audit Fees for fiscal 2010 and 2009 consist of fees paid to Ernst & Young LLP for the audit of our annual financial statements included in the Annual Report on Form 10-K and review of financial statements included in the Quarterly Reports on Form 10-Q.

Audit Related Fees for fiscal 2010 consist of fees paid to Ernst & Young LLP for professional services provided as part of the Company’s secondary offering and related prospectus dated November 16, 2010.

Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, return preparation and tax audits.

Pursuant to its charter, our Audit Committee must pre-approve all audit and non-audit services to be performed by our independent auditors and will not approve any services that are not permitted by SEC rules. In fiscal 2010 and 2009, all audit and non-audit services were pre-approved.

OTHER BUSINESS

The Board knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

Any shareholder proposals intended to be presented at our 2012 Annual Meeting of Shareholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by us no later than November 30, 2011 in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with such meeting.

Shareholder proposals brought before our 2012 Annual Meeting of Shareholders other than in accordance with Rule 14a-8 must satisfy the requirements of our Amended and Restated Bylaws. To be timely, written notice of such proposal must be received by us before January 12, 2012. However, if the date of the 2012 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Annual Meeting, notice by the shareholder of a proposal must be received no later than the close of business on the

10th calendar day after the first public announcement of the date of such Annual Meeting. A public announcement includes disclosure in (1) a document filed by us with the SEC, (2) a mailed Notice of the 2012 Annual Meeting of Shareholders, and (3) a press release reported by a national news service. Under applicable rules of the SEC, our management may vote proxies in their discretion regarding these proposals if (1) we do not receive notice of the proposal on or prior to April 11, 2011, or (2) we receive written notice of the proposal on or prior to April 11, 2011, describe the proposal in our proxy statement relating to the 2012 Annual Meeting and state how the management proxies intend to vote with respect to such proposal.

Shareholder Communications with our Board

Shareholders wishing to communicate with the Board, any of its committees, or one or more individual directors should send written communications to: Caribou Coffee Company, Inc., 3900 Lakebreeze Avenue North, Brooklyn Center, Minnesota 55429, Attention: Secretary. Written correspondence will be forwarded to the appropriate directors.

Householding

As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified us of their desire to receive multiple copies of the proxy statement. Upon oral or written request, we will promptly deliver a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact us to request multiple copies in the future, and shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact us to request a single copy in the future. All such requests should be directed to Caribou Coffee Company, Inc., 3900 Lakebreeze Avenue North, Brooklyn Center, Minnesota 55429, Attention: Secretary, or by phone at (763) 592-2200.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

The 2010 Annual Report including our fiscal 2010 Form 10-K (the “2010 10-K”) (which is not a part of the proxy soliciting materials) is being mailed to shareholders with this proxy statement. The 2010 Form 10-K and the exhibits filed with it are available at our website at www.cariboucoffee.com/aboutus/investorrelations.asp under Corporate Governance, or upon request by any shareholder to Investor Relations at:

Investor Relations
Integrated Corporate Relations
Raphael Gross
(203) 803-8535
ir@cariboucoffee.com

A copy of any or all exhibits to the 2010 10-K will be furnished for a fee, which will not exceed our reasonable expenses in furnishing the exhibits.

By Order of the Board of Directors,

Dan E. Lee
Secretary

Brooklyn Center, Minnesota
March 29, 2011

APPENDIX A

CARIBOU COFFEE COMPANY, INC.

AMENDED AND RESTATED 2005
EQUITY INCENTIVE PLAN

(as amended and restated effective as of February 22, 2011)

		Page
Section 1 .	BACKGROUND AND PURPOSE	4
Section 2 .	DEFINITIONS	4
2.1	Affiliate	4
2.2	Board	4
2.3	Change Effective Date	4
2.4	Change in Control	4
2.5	Code	5
2.6	Committee	5
2.7	Company	5
2.8	Director	5
2.9	Eligible Employee	5
2.10	Fair Market Value	5
2.11	ISO	5
2.12	1933 Act	5
2.13	1934 Act	5
2.14	Non-ISO	6
2.15	Option	6
2.16	Option Certificate	6
2.17	Option Price	6
2.18	Parent	6
2.19	Plan	6
2.20	Preexisting Plan	6
2.21	Rule 16b-3	6
2.22	SAR Value	6
2.23	Stock	6
2.24	Stock Appreciation Right	6
2.25	Stock Appreciation Right Certificate	6
2.26	Stock Grant	6
2.27	Stock Grant Certificate	6
2.28	Stock Unit Grant	6
2.29	Subsidiary	6
2.30	Ten Percent Shareholder	6
Section 3 .	SHARES AND GRANT LIMITS	6
3.1	Shares Reserved	7
3.2	Source of Shares	7
3.3	Use of Proceeds	7
3.4	Grant Limits	7
3.5	Preexisting Plan	7
Section 4 .	EFFECTIVE DATE	7
Section 5 .	COMMITTEE	7
Section 6 .	ELIGIBILITY	7

		Page
Section 7 .	OPTIONS	8
7.1	Committee Action	8
7.2	$100,000 Limit	8
7.3	Option Price	8
7.4	Payment	8
7.5	Exercise	8
Section 8 .	STOCK APPRECIATION RIGHTS	9
8.1	Committee Action	9
8.2	Terms and Conditions	9
8.3	Exercise	9
Section 9 .	STOCK GRANTS	10
9.1	Committee Action	10
9.2	Conditions	10
9.3	Dividends, Voting Rights and Creditor Status	11
9.4	Satisfaction of Forfeiture Conditions	11
9.5	Income Tax Deduction	11
Section 10 .	NON-TRANSFERABILITY	12
Section 11 .	SECURITIES REGISTRATION	12
Section 12 .	LIFE OF PLAN	13
Section 13 .	ADJUSTMENT	13
13.1	Capital Structure	13
13.2	Available Shares	13
13.3	Transactions Described in Section 424 of the Code	14
13.4	Fractional Shares	14
Section 14 .	CHANGE IN CONTROL	14
Section 15 .	AMENDMENT OR TERMINATION	14
Section 16 .	MISCELLANEOUS	15
16.1	Shareholder Rights	15
16.2	No Contract of Employment	15
16.3	Withholding	15
16.4	Construction	15
16.5	Other Conditions	15
16.6	Rule 16b-3	15
16.7	Coordination with Employment Agreements and Other Agreements	15
16.8	Misconduct	16
16.9	Compliance with Code Section 409A	16

Section 1.

BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interest of the Company by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants and Stock Unit Grants to Eligible Employees and Directors in order (1) to attract and retain Eligible Employees and Directors, (2) to provide an additional incentive to each Eligible Employee or Director to work to increase the value of Stock and (3) to provide each Eligible Employee or Director with a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders.

Section 2.

DEFINITIONS

2.1 Affiliate — means any organization (other than a Subsidiary) that would be treated as under common control with the Company under Section 414(c) of the Code if “50 percent” were substituted for “80 percent” in the income tax regulations under Section 414(c) of the Code.

2.2 Board — means the Board of Directors of the Company.

2.3 Change Effective Date — means either the date which includes the “closing” of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a “closing” or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a “closing”.

2.4 Change in Control — means that any of the following events has occurred with respect to the Company, and the effective date of the Change of Control Event shall be as of the first day that any one or more of the following events shall have been fully and unconditionally effected:

(a) The acquisition by any Person other than Caribou Holding Company Limited or any of its Affiliates or any combination thereof of Beneficial Ownership of 50% or more of either (i) the then outstanding shares of Stock, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of Control Event: (A) any acquisition of such Stock or voting power directly from the Company through a public offering of shares of Stock of the Company, (B) any acquisition of such Stock or voting power by the Company, (C) any acquisition of such Stock or voting power by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition of such Stock or voting power by any Person who, prior to such acquisition, had Beneficial Ownership of 50% or more of (i) the then outstanding shares of Stock, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors, or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) below;

(b) A majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election;

(c) The consummation of a reorganization, merger or consolidation (“Business Combination”) unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination Beneficially Own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from or surviving such Business Combination

(including, without limitation, a corporation which as a result of such transaction owns the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Stock and the outstanding voting securities of the Company, as the case may be; (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from or surviving such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from or surviving such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed as to the Company before the Business Combination; and (iii) at least a simple majority of the members of the board of directors of the corporation resulting from or surviving such Business Combination were members of the Company’s Board of Directors at the time of the execution of the initial agreement, or of the action of the Company’s Board of Directors, providing for such Business Combination;

(d) The acquisition by any one person or more than one person acting as a group (or the acquisition during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the Company’s total assets; or

(e) The acquisition by one person or more than one person acting as a group (or the acquisition during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock of the Company equal to thirty percent (30%) or more of the total voting power of the Stock.

2.5 Code — means the Internal Revenue Code of 1986, as amended.

2.6 Committee — means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a “non-employee director” under Rule 16b-3 and an “outside director” under Section 162(m) of the Code, provided, that, at any time the Board may take any action the Committee is required or permitted to take under this Plan.

2.7 Company — means Caribou Coffee Company, Inc. and any successor to Caribou Coffee Company, Inc.

2.8 Director — means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

2.9 Eligible Employee — means an employee of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides for reasons sufficient to the Committee to make a grant under this Plan.

2.10 Fair Market Value — means either (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (b) such closing price as so reported in accordance with Section 2.10(a) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (c) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

2.11 ISO — means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

2.12 1933 Act — means the Securities Act of 1933, as amended.

2.13 1934 Act — means the Securities Exchange Act of 1934, as amended.

2.14 Non-ISO — means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

2.15 Option — means an ISO or a Non-ISO which is granted under Section 7.

2.16 Option Certificate — means the certificate (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

2.17 Option Price — means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.18 Parent — means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) of the Company.

2.19 Plan — means this Caribou Coffee Company, Inc. 2005 Equity Incentive Plan as may be amended from time to time thereafter.

2.20 Preexisting Plan — means each of the following plans, as each such plan has been amended from time to time up to the date this Plan is effective: Caribou Coffee Company, Inc. 1994 Stock Awards Plan and the Caribou Coffee Company, Inc. 2001 Stock Option Plan.

2.21 Rule 16b-3 — means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

2.22 SAR Value — means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under Section 8.

2.23 Stock — means the common stock, par value $.01 per share, of the Company.

2.24 Stock Appreciation Right — means a right which is granted under Section 8 to receive the appreciation in a share of Stock.

2.25 Stock Appreciation Right Certificate — means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

2.26 Stock Grant — means a grant under Section 9 which is designed to result in the issuance of the number of shares of Stock described in such grant rather than a payment in cash based on the Fair Market Value of such shares of Stock.

2.27 Stock Grant Certificate — means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant or a Stock Unit Grant.

2.28 Stock Unit Grant — means a grant under Section 9 which is designed to result in the payment of cash based on the Fair Market Value of the number of shares of Stock described in such grant rather than the issuance of the number of shares of Stock described in such grant.

2.29 Subsidiary — means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

2.30 Ten Percent Shareholder — means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

Section 3.

SHARES AND GRANT LIMITS

3.1 Shares Reserved.  There shall (subject to Section 13) be reserved for issuance under this Plan (a) 1,665,000 shares of Stock, provided, however, (b) no more than the number of shares of Stock described in Section 3.1(a) shall be issued in connection with the exercise of ISOs and (c) nothing in this Plan shall affect any grants under any Preexisting Plan which are outstanding on the effective date of this Plan until such time, if any, that any shares of Stock subject to such grants are forfeited or grants respecting any shares of Stock expire on or after such effective date in accordance with the terms of such grants; provided, further, however, that shares of Stock issuable pursuant to grants under any Preexisting Plan that are forfeited shall increase the shares of Stock that may be issued under this Plan as provided in Section 3.2.

3.2 Source of Shares.  The shares of Stock described in Section 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. All shares of Stock described in Section 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or issued pursuant to a Stock Grant, and any such shares of stock which are issued pursuant to an Option, a Stock Appreciation Right or a Stock Grant which are forfeited thereafter shall again become available for issuance under this Plan. Finally, if the Option Price under an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to the Company in satisfaction of any condition to a Stock Grant, such shares thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan. Any shares of Stock that are issuable pursuant to a grant under a Preexisting Plan that are forfeited shall increase the number of shares of Stock that may be issued under this Plan on a one-for-one basis.

3.3 Use of Proceeds.  The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

3.4 Grant Limits.  No Eligible Employee or Director in any calendar year shall be granted an Option to purchase (subject to Section 13) more than 100,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to Section 13) more than 100,000 shares of Stock, and no Stock Grant or Stock Unit Grant shall be made to any Eligible Employee or Director in any calendar year where the Fair Market Value of the Stock subject to such grant on the date of the grant exceeds $5,000,000. No more than 250,000 non-forfeitable shares of Stock shall (subject to Section 13) be issued pursuant to Stock Grants under Section 9.

3.5 Preexisting Plan.  No grants shall be made under any Preexisting Plan on or after the date this Plan becomes effective.

Section 4.

EFFECTIVE DATE

This Plan shall be effective as of the first date of which (1) the shareholders of the Company (acting at a duly called meeting of such shareholders) have approved the adoption of this Plan and (2) the Company’s initial public offering of its Stock pursuant to a Registration Statement on Form S-1 (Registration No. 333-126691) shall have closed.

Section 5.

COMMITTEE

This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 14 and Section 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Employee or Director and on each other person directly or indirectly affected by such action. Furthermore, the Committee as a condition to making any grant under this Plan to any Eligible Employee shall have the right to require him or her to execute an agreement which makes the Eligible Employee subject to non-competition provisions and other restrictive covenants which run in favor of the Company.

Section 6.

ELIGIBILITY

Only Eligible Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Eligible Employees and all Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants and Stock Unit Grants under this Plan.

Section 7.

OPTIONS

7.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Options to Eligible Employees and to Directors under this Plan from time to time to purchase shares of Stock, but the Committee shall not (subject to Section 13) take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options absent the approval of the Company’s shareholders. Each grant of an Option to a Eligible Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, (a) if the Committee grants an ISO and a Non-ISO to a Eligible Employee on the same date, the right of the Eligible Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO and (b) if the only condition to exercise of the Option is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Option is granted unless the Committee determines that a shorter period of service (or no period of service) better serves the Company’s interest.

7.2 $100,000 Limit.  No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.

7.3 Option Price.  The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to an Eligible Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

7.4 Payment.  The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee, or through any cashless exercise procedures that are from time to time approved by the Committee, or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

7.5 Exercise.

(a) Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

(1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Eligible Employee is a Ten Percent Shareholder on the date the Option is granted, or

(2) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to an Eligible Employee who is not a Ten Percent Shareholder on the date the Option is granted.

(b) Termination of Status as Eligible Employee or Director. Subject to Section 7.5(a), and except as otherwise provided in an Option Certificate:

(1) in the event of the death or retirement of an Eligible Employee or Director, all unvested Options shall become fully vested, and

(2) for all other events in which a loss of status as an Eligible Employee or Director occurs, (a) all unvested Options shall be forfeited, and (b) all vested Options shall be forfeited unless exercised within three (3) months.

Section 8.

STOCK APPRECIATION RIGHTS

8.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Eligible Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

8.2 Terms and Conditions.

(a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Eligible Employee’s or Director’s right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

(b) Option Certificate. If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by an Option Certificate, the number of shares of Stock on which the Eligible Employee’s or Director’s right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Eligible Employee’s or Director’s right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Eligible Employee’s or Director’s right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

(c) Minimum Period of Service. If the only condition to exercise of a Stock Appreciation Right is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Stock Appreciation Right is granted unless the Committee determines that a shorter period of service (or no period of service) better serves the Company’s interest.

8.3 Exercise.

(a) Exercise Period. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. An Eligible Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised.

(b) Termination of Status as Eligible Employee or Director. Except as otherwise provided in a Stock Appreciation Right Certificate:

(1) in the event of the death or retirement of an Eligible Employee or Director, all unvested Stock Appreciation Right(s) shall become fully vested, and

(2) for all other events in which a loss of status as an Eligible Employee or Director occurs, (a) all unvested Stock Appreciation Right(s) shall be forfeited, and (b) all vested Stock Appreciation Right(s) shall be forfeited unless exercised within three (3) months.

Section 9.

STOCK GRANTS

9.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to make Stock Grants and Stock Unit Grants to Eligible Employees and to Directors. Each Stock Grant and each Stock Unit Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant or cash will be paid under the Stock Unit Grant and the conditions under which the Eligible Employee’s or Director’s interest in any Stock which has been issued will become non-forfeitable.

9.2 Conditions.

(a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of an Eligible Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under Section 9.2(b) for the related Stock Grant.

(b) Conditions on Forfeiture of Stock or Cash Payment. The Committee acting in its absolute discretion may make any cash payment due under a Stock Unit Grant or Stock issued in the name of an Eligible Employee or Director under a Stock Grant non-forfeitable subject to the satisfaction of one, or more than one, objective employment, performance or other condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition. An Eligible Employee’s or a Director’s non-forfeitable interest in the shares of Stock underlying a Stock Grant or the cash payable under a Stock Unit Grant shall depend on the extent to which he or she timely satisfies each such condition. If a share of Stock is issued under this Section 9.2(b) before a Eligible Employee’s or Director’s interest in such share of Stock is non-forfeitable, (1) such share of Stock shall not be available for re-issuance under Section 3 until such time, if any, as such share of Stock thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition and (2) the Company shall have the right to condition any such issuance on the Eligible Employee or Director first signing an irrevocable stock power in favor of the Company with respect to the forfeitable shares of Stock issued to such

Eligible Employee or Director in order for the Company to effect any forfeiture called for under the related Stock Grant Certificate.

(c) Minimum Period of Service. If the only condition to the forfeiture of a Stock Grant or a Stock Unit Grant is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Stock Grant or Stock Unit Grant is made unless the Committee determines that a shorter period of service (or no period of service) better serves the Company’s interest.

9.3 Dividends, Voting Rights and Creditor Status.

(a) Cash Dividends. Except as otherwise set forth in a Stock Grant Certificate, if a dividend is paid in cash on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Eligible Employee or Director.

(b) Stock Dividends. If a dividend is paid on a share of Stock in Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall hold such dividend Stock subject to the same conditions under Section 9.2(b) as the related Stock Grant.

(c) Other. If a dividend (other than a dividend described in Section 9.3(a) or Section 9.3(b)) is paid with respect to a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall distribute or hold such dividend in accordance with such rules as the Committee shall adopt with respect to each such dividend.

(d) Voting. Except as otherwise set forth in a Stock Grant Certificate, an Eligible Employee or a Director shall have the right to vote the Stock issued under his or her Stock Grant during the period which comes after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s or Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable.

(e) General Creditor Status. Each Eligible Employee and each Director to whom a Stock Unit grant is made shall be no more than a general and unsecured creditor of the Company with respect to any cash payable under such Stock Unit Grant.

9.4 Satisfaction of Forfeiture Conditions.  A share of Stock shall cease to be subject to a Stock Grant at such time as an Eligible Employee’s or a Director’s interest in such Stock becomes non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Eligible Employee or Director as soon as practicable thereafter.

9.5 Income Tax Deduction.

(a) General. The Committee shall (where the Committee under the circumstances deems in the Company’s best interest) either (1) make Stock Grants and Stock Unit Grants to Eligible Employees subject to at least one condition related to one, or more than one, performance goal based on the performance goals described in Section 9.5(b) which seems likely to result in the Stock Grant or Stock Unit Grant qualifying as “performance-based compensation” under Section 162(m) of the Code or (2) make Stock Grants and Stock Unit Grants to Eligible Employees under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect such Stock Grant or Stock Unit Grant. A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and no change may be made to a performance goal after the goal has been set.

(b) Performance Goals. A performance goal is described in this Section 9.5(b) if such goal relates to (1) the Company’s return over capital costs or increases in return over capital costs, (2) the Company’s total earnings or the growth in such earnings, (3) the Company’s consolidated earnings or the growth in such earnings, (4) the Company’s earnings per share or the growth in such earnings, (5) the Company’s net earnings or the growth in such earnings, (6) the Company’s earnings before interest expense, taxes, depreciation, amortization and other cash or non-cash items or the growth in such earnings, (7) the Company’s earnings before interest and taxes or the growth in such earnings, (8) the Company’s consolidated net income or the growth in such income, (9) the value of the Company’s stock or the growth in such value, (10) the Company’s stock price or the growth in such price, (11) the Company’s return on assets or the growth on such return, (12) the Company’s cash flow or the growth in such cash flow, (13) the Company’s total shareholder return or the growth in such return, (14) the Company’s expenses or the reduction of such expenses, (15) the Company’s sales growth, including growth in comparable store sales, (16) the Company’s overhead ratios or changes in such ratios, (17) the Company’s expense-to-sales ratios or the changes in such ratios, or (18) the Company’s number of store locations or growth in such number.

(c) Adjustments. When the Committee certifies whether a performance goal has been satisfied for any period, the Committee where the Committee deems appropriate may make such determination using calculations which alternatively include and exclude one, or more than one, “extraordinary items” as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including, without limitation, any factors that could result in the Company’s paying non-deductible compensation to an Eligible Employee).

Section 10.

NON-TRANSFERABILITY

No Option, Stock Grant, Stock Unit Grant or Stock Appreciation Right shall (absent the Committee’s consent) be transferable by an Eligible Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee’s consent) be exercisable during a Eligible Employee’s or Director’s lifetime only by the Eligible Employee or Director. The person or persons to whom an Option or Stock Grant or Stock Unit Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee’s consent) thereafter shall be treated as the Eligible Employee or Director.

Section 11.

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Eligible Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Eligible Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

Section 12.

LIFE OF PLAN

No Option or Stock Appreciation Right shall be granted or Stock Grant or Stock Unit Grant made under this Plan on or after the earlier of:

(1) the tenth anniversary of the effective date of this Plan (as determined under Section 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

(2) the date on which all of the Stock reserved under Section 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

Section 13.

ADJUSTMENT

13.1 Capital Structure.  The grant caps described in Section 3.4, the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Stock Grants and Stock Unit Grants made under this Plan shall be adjusted by the Committee in a reasonable and equitable manner to preserve immediately after

(a) any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring dividends, rights offerings or stock splits, or

(b) any other transaction described in Section 424(a) of the Code which does not constitute a Change in Control of the Company the aggregate intrinsic value of each such outstanding Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant immediately before such restructuring or recapitalization or other transaction.

Any adjustments under this Section 13.1 shall be accomplished in a manner that permits the Option, Stock Appreciation Right, Stock Grant or Stock Grant Unit to be exempt from Code Section 409A.

13.2 Available Shares.  If any adjustment is made with respect to any outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant under Section 13.1, then the Committee shall adjust the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3.1 so that there is a sufficient number, kind and class of shares of Stock available for issuance pursuant to each such Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant as adjusted under Section 13.1 without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded. Furthermore, the Committee shall have the absolute discretion to further adjust such number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3.1 in light of any of the events described in Section 13.1(a) and Section 13.1(b) to the extent the Committee acting in good faith determinates that a further adjustment would be appropriate and proper under the circumstances and in keeping with the purposes of this Plan without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

13.3 Transactions Described in Section 424 of the Code.  If there is a corporate transaction described in Section 424(a) of the Code which does not constitute a Change in Control of the Company, the Committee as part of any such transaction shall have right to make Stock Grants, Stock Unit Grants and Option and Stock Appreciation Right grants (without regard to any limitations set forth under 3.4 of this Plan) to effect the assumption of, or the substitution for, outstanding stock grants, stock unit grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such outstanding stock grants, stock unit grants and stock option and stock appreciation right grants. Furthermore, if the Committee makes any such grants as part of any such transaction, the Committee shall have the right to increase the number of shares of Stock available for issuance under Section 3.1 by the number of shares of Stock subject to such grants without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

13.4 Fractional Shares.  If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Option, Stock Appreciation Right or Stock Grant, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons.

Section 14.

CHANGE IN CONTROL

If there is a Change in Control of the Company, then as of the Change Effective Date for such Change in Control any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Stock Unit Grants on such date automatically shall be deemed 100% satisfied as of such Change Effective Date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights, Stock Grants and Stock Unit Grants after providing each Eligible Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants and the cash payable under any Stock Unit Grants; provided, if any issuance or forfeiture condition described in this Section 14 relates to satisfying any performance goal and there is a target for such goal, such issuance or forfeiture condition shall be deemed satisfied under this Section 14 only to the extent of such target unless such target has been exceeded before the Change Effective Date, in which event such issuance or forfeiture condition shall be deemed satisfied to the extent such target had been so exceeded.

Section 15.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to Section 14 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date. The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants or Stock Unit Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right in connection with any such suspension or termination to unilaterally modify, amend or cancel any Option or Stock Appreciation Right granted or Stock Grant unless

(1) the Eligible Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 14.

Section 16.

MISCELLANEOUS

16.1 Shareholder Rights.  No Eligible Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Eligible Employee or Director. An Eligible Employee’s or a Director’s rights as a shareholder in the shares of Stock which remain subject to forfeiture under Section 9.2(b) shall be set forth in the related Stock Grant Certificate.

16.2 No Contract of Employment.  The grant of an Option or a Stock Appreciation Right or a Stock Grant or Stock Unit Grant to an Eligible Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on an Eligible Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

16.3 Withholding.  Each Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant shall be made subject to the condition that the Eligible Employee or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant or Stock Unit Grant issued in the name of the Eligible Employee or Director. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

16.4 Construction.  All references to sections (Section) are to sections (Section) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Minnesota. Each term set forth in Section 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

16.5 Other Conditions.  Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that an Eligible Employee or a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

16.6 Rule 16b-3.  The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

16.7 Coordination with Employment Agreements and Other Agreements.  If the Company enters into an employment agreement or other agreement with an Eligible Employee or Director which expressly provides for the acceleration in vesting of an outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant or for the extension of the deadline to exercise any rights under an outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant, any such acceleration or extension shall be deemed effected pursuant to, and in accordance with, the terms of such outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant and this Plan even if such employment agreement or other agreement is first effective after the date the outstanding Option or Stock Appreciation Right was granted or the Stock Grant or Stock Unit Grant was made.

16.8 Misconduct.  An Eligible Employee or Director shall forfeit all rights in his or her outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant under the Plan, and all such outstanding awards shall automatically terminate and lapse if the Committee determines that an Eligible Employee or Director has (i) used, for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company, (ii) breached any contract with or violated any fiduciary obligation to the Company, including without limitation, a violation of any Company code of conduct, (iii) engaged in unlawful trading in the securities of the Company or of another company based on information gained as a result of that Eligible Employee or Director’s employment or other relationship with the Company, or (iv) committed a felony or other serious crime.

16.9 Compliance with Code Section 409A.  The Plan is intended to satisfy the requirements of Code Section 409A and any regulations or guidance that may be adopted thereunder from time to time, including any transition relief available under applicable guidance related to Code Section 409A. Accordingly, to ensure the exemption from Code Section 409A of potentially exempt Awards and the compliance with Code Section 409A of other Awards, any payment that under the terms of the Plan or an Award agreement is to be made as soon as practicable relative to a date shall be made not later than 60 days after such date, and the Participant may not determine the time of payment. Pursuant to Section 5, the Plan may be amended or interpreted by the Committee as it determines necessary or appropriate in accordance with Code Section 409A and to avoid a plan failure under Code Section 409A(a)(1).

CARIBOU COFFEE COMPANY, INC.
3900 LAKE BREEZE AVENUE NORTH
BROOKLYN CENTER, MN 55429
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DETACH AND RETURN THIS PORTION ONLY
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The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

	☐	☐	☐
1.	Election of Directors

	Nominees

01	Kip R. Caffey	02	Sarah Palisi Chapin	03	E. Stockton Croft	04	Wallace B. Doolin	05	Gary A. Graves
06	Kevin J. Keogh	07	Charles H. Ogburn	08	Philip H. Sanford	09	Michael J. Tattersfield

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2	To approve the Company's Amended and Restated 2005 Equity Incentive Plan.	☐	☐	☐

3	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2012.	☐	☐	☐

4	To consider any other business to properly come before the meeting	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. A properly executed proxy will be voted in the matter directed by the person(s) signed below. If you make no choice, your proxy will be voted "FOR" proposals 1,2,3, and 4.

For address change/comments, mark here.	☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

CARIBOU COFFEE COMPANY, INC.
Annual Meeting of Shareholders
May 12, 2011 10:00 AM
This proxy is solicited by the Board of Directors
The shares of stock you hold in your account will be voted as you specify on the reverse side
If no choice is specified, the proxy will be voted “FOR” proposals 1,2, 3, and 4.
By signing this proxy, you revoke all prior proxies and appoint Timmothy J. Hennessy and Dan E. Lee, and each with the full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments and postponements.
Address changes/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side